UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-02021

Deutsche Securities Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	6/30

Date of reporting period:	12/31/2015

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2015

Semiannual Report
to Shareholders

Deutsche Enhanced Commodity Strategy Fund

Contents

3 Letter to Shareholders

4 Performance Summary

6 Portfolio Management Team

8 Consolidated Portfolio Summary

10 Consolidated Investment Portfolio

27 Consolidated Statement of Assets and Liabilities

29 Consolidated Statement of Operations

31 Consolidated Statement of Changes in Net Assets

32 Consolidated Financial Highlights

37 Notes to Consolidated Financial Statements

56 Information About Your Fund's Expenses

58 Advisory Agreement Board Considerations and Fee Evaluation

63 Account Management Resources

65 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund invests in commodity-linked derivatives which may subject the fund to special risks. Market price movements or regulatory and economic changes will have a significant impact on the fund’s performance. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. A counterparty with whom the fund does business may decline in financial health and become unable to honor its commitments, which could cause losses for the fund. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The global economy appears to be on track for continued, albeit modest, growth over the next year, with the U.S. leading Europe and Japan. Here at home, employment growth continues, although the pace has slowed in recent months. Housing data is positive and household finances are benefitting from lower levels of debt and debt service, gains in real income and lower energy prices.

Growth overseas, particularly in emerging economies, is a lingering concern. The stronger dollar and sluggish growth abroad have had a negative impact on U.S. exporters and manufacturers, and lower global energy prices have taken a toll on the domestic energy sector. Nevertheless, our economists see sufficient reason to expect the U.S. economy overall to maintain its moderate expansionary path.

For months, the most persistent question has been when the Federal Reserve Board (the Fed) would begin to tighten its monetary policy. That question was answered on December 16, when the Fed bumped short-term rates up by 0.25%. Based on financial data and guidance from the Fed itself, analysts agree that the tightening process is likely to be "low and slow."

As always, we encourage you to visit deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from our CIO Office and economists, we want to ensure that you are equipped to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Performance Summary December 31, 2015 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/15
Unadjusted for Sales Charge	–16.09%	–17.14%	–8.47%	–3.25%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–20.91%	–21.90%	–9.54%	–3.82%
Bloomberg Commodity Index†	–23.46%	–24.66%	–13.47%	–6.43%
Class B	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/15
Unadjusted for Sales Charge	–16.34%	–17.76%	–9.24%	–4.01%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–19.68%	–20.22%	–9.53%	–4.01%
Bloomberg Commodity Index†	–23.46%	–24.66%	–13.47%	–6.43%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/15
Unadjusted for Sales Charge	–16.46%	–17.81%	–9.15%	–3.99%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–17.30%	–17.81%	–9.15%	–3.99%
Bloomberg Commodity Index†	–23.46%	–24.66%	–13.47%	–6.43%
Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/15
No Sales Charges	–16.03%	–17.01%	–8.29%	–3.07%
Bloomberg Commodity Index†	–23.46%	–24.66%	–13.47%	–6.43%
Institutional Class	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/15
No Sales Charges	–16.00%	–16.94%	–8.18%	–2.96%
Bloomberg Commodity Index†	–23.46%	–24.66%	–13.47%	–6.43%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated November 1, 2015 are 1.52%, 2.43%, 2.29%, 1.30% and 1.17% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Enhanced Commodity Strategy Fund — Class A ■ Bloomberg Commodity Index†

Yearly periods ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The unmanaged Bloomberg Commodity Index is an unmanaged index that tracks a diversified group of commodities and commodities futures contracts traded on both U.S. and London exchanges.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
12/31/15	$ 11.25	$ 10.19	$ 10.20	$ 11.38	$ 11.42
6/30/15	$ 13.42	$ 12.18	$ 12.21	$ 13.58	$ 13.63
Distribution Information as of 12/31/15
Six Months: Income Dividends	$ .01	$ —	$ —	$ .02	$ .03

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank’s fixed income and foreign exchange portfolios.

— Co-Head of Fixed Income for North America: New York.

— BIS, University of Minnesota.

Eric S. Meyer, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America’s subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.

— Head of US Loan Portfolio Management, High Yield Strategies: New York.

— BA from State University of New York, Albany; MBA from Pace University.

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Investment industry experience began in 1993.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Sonali Kapoor, Assistant Vice President

Portfolio Manager of the fund. Began managing the fund in 2015.

— Joined Deutsche Asset & Wealth Management in 2013 with three years of industry experience. Prior to joining, served in Foreign Exchange Sales covering Institutional Clients at BNP Paribas. Prior to that, provided Fixed Income Coverage and Execution to Energy, Utility and Real Estate Companies in the Debt Capital Markets Group at UBS Securities. Started her career in Mathematical Modeling and Quantitative Analysis of Cash CLOs in the Credit Structuring Group at UBS Securities.

— Portfolio Analyst for Fixed Income, Multi-Asset and Commodities: New York.

— BS in Electrical and Computer Engineering, Carnegie Mellon University; MS in Computational Finance, Carnegie Mellon University.

Effective February 1, 2016, the portfolio management team is as follows:

Eric S. Meyer, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America’s subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.

— Head of US Loan Portfolio Management, High Yield Strategies: New York.

— BA, State University of New York, Albany; MBA from Pace University.

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Investment industry experience began in 1993.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Rick Smith, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2004 with 21 years of industry experience. Prior to joining, he served 11 years as a Fixed Income Investment Grade Portfolio Manager at MFS Investments. Previously, he worked as a Research Analyst at Salomon Brothers.

— Senior Portfolio Manager: New York.

— BA in Economics, Vassar College; MBA in Finance from Vanderbilt University; CFA Charterholder.

Darwei Kung, Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Sonali Kapoor, Assistant Vice President

Portfolio Manager of the fund. Began managing the fund in 2015.

— Joined Deutsche Asset Management in 2013 with 3 years of industry experience. Prior to joining, served in Foreign Exchange Sales covering Institutional Clients at BNP Paribas. Prior to that, provided Fixed Income Coverage and Execution to Energy, Utility and Real Estate Companies in the Debt Capital Markets Group at UBS Securities. Started her career in Mathematical Modeling and Quantitative Analysis of Cash CLOs in the Credit Structuring Group at UBS Securities.

— Portfolio Analyst for Fixed Income, Multi-Asset and Commodities: New York.

— BS in Electrical and Computer Engineering, Carnegie Mellon University; MS in Computational Finance, Carnegie Mellon University.

Consolidated Portfolio Summary (Unaudited)

The Fund invests in commodity-linked derivative instruments backed by a portfolio of fixed-income instruments.

Consolidated Investment Portfolio
as of December 31, 2015 (Unaudited)

	Principal Amount ($)	Value ($)

Corporate Bonds 13.9%
Consumer Discretionary 2.0%
Carnival Corp., 1.875%, 12/15/2017	1,690,000	1,687,599
CCO Safari II LLC, 144A, 3.579%, 7/23/2020	1,240,000	1,232,571
CVS Health Corp., 1.9%, 7/20/2018	4,000,000	3,997,612
DIRECTV Holdings LLC, 1.75%, 1/15/2018	7,000,000	6,972,161
Ford Motor Credit Co., LLC:
2.375%, 3/12/2019	4,000,000	3,943,220
3.984%, 6/15/2016	4,000,000	4,044,404
General Motors Financial Co., Inc.:
3.2%, 7/13/2020	4,000,000	3,938,412
3.7%, 11/24/2020	4,000,000	4,010,820
Hyundai Capital Services, Inc.:
144A, 1.333%*, 3/18/2017	2,815,000	2,806,845
144A, 2.625%, 9/29/2020	4,000,000	3,935,868
		36,569,512
Consumer Staples 1.0%
ConAgra Foods, Inc., 2.1%, 3/15/2018	377,000	375,852
Kraft Heinz Foods Co., 144A, 2.8%, 7/2/2020	3,945,000	3,934,798
Reynolds American, Inc., 2.3%, 6/12/2018	6,920,000	6,963,465
Safeway, Inc., 3.4%, 12/1/2016	387,000	383,130
Tyson Foods, Inc., 2.65%, 8/15/2019	5,380,000	5,382,981
Wesfarmers Ltd., 144A, 1.874%, 3/20/2018	1,500,000	1,488,898
		18,529,124
Energy 0.8%
CNPC General Capital Ltd., 144A, 1.95%, 4/16/2018	1,000,000	988,118
Columbia Pipeline Group, Inc., 144A, 2.45%, 6/1/2018	390,000	381,310
Delek & Avner Tamar Bond Ltd., 144A, 3.839%, 12/30/2018	3,000,000	3,030,840
Energy Transfer Partners LP, 4.15%, 10/1/2020	3,920,000	3,616,172
KazMunayGas National Co. JSC, 144A, 9.125%, 7/2/2018	3,000,000	3,297,000
Noble Holding International Ltd., 4.0%, 3/16/2018	990,000	896,464
Transportadora de Gas Internacional SA ESP, 144A, 5.7%, 3/20/2022	2,000,000	2,005,000
		14,214,904
Financials 6.4%
Ares Capital Corp., 4.875%, 11/30/2018	3,500,000	3,644,123
Australia & New Zealand Banking Group Ltd., 2.7%, 11/16/2020	6,000,000	6,017,778
Bangkok Bank PCL, 144A, 3.3%, 10/3/2018	2,000,000	2,035,266
Bank of America Corp., Series L, 2.6%, 1/15/2019	7,115,000	7,138,188
Bank of Baroda, 144A, 4.875%, 7/23/2019	3,000,000	3,161,553
Bank of India, 144A, 3.625%, 9/21/2018	2,000,000	2,032,680
Bank of New York Mellon Corp., 5.5%, 12/1/2017	4,465,000	4,771,210
Banque Federative du Credit Mutuel SA, 144A, 2.75%, 1/22/2019	7,500,000	7,564,080
Capital One Bank U.S.A. NA, 2.25%, 2/13/2019	590,000	587,407
Citigroup, Inc., 2.05%, 12/7/2018	3,714,000	3,694,379
Commonwealth Bank of Australia, 144A, 1.857%*, 3/31/2017	4,000,000	4,036,696
Credit Agricole SA, 144A, 2.125%, 4/17/2018	3,000,000	3,007,362
Grupo Aval Ltd., 144A, 5.25%, 2/1/2017	2,250,000	2,297,250
Industrial & Commercial Bank of China Ltd., 3.231%, 11/13/2019	1,540,000	1,565,022
Intercontinental Exchange, Inc., 2.5%, 10/15/2018	790,000	796,920
Intesa Sanpaolo SpA:
3.875%, 1/16/2018	1,790,000	1,835,487
3.875%, 1/15/2019	1,770,000	1,822,438
Jefferies Group LLC, 5.125%, 4/13/2018	2,500,000	2,600,182
JPMorgan Chase & Co., 2.35%, 1/28/2019	7,000,000	7,029,694
Lloyds Bank PLC, 2.3%, 11/27/2018	750,000	752,978
Macquarie Group Ltd., 144A, 3.0%, 12/3/2018	8,000,000	8,073,792
Morgan Stanley:
3.8%, 4/29/2016	2,500,000	2,521,162
Series F, 5.625%, 9/23/2019	6,000,000	6,621,594
QBE Insurance Group Ltd., 144A, 2.4%, 5/1/2018	7,300,000	7,306,541
Sumitomo Mitsui Banking Corp., 2.5%, 7/19/2018	2,470,000	2,502,555
Suncorp-Metway Ltd., 144A, 1.7%, 3/28/2017	4,500,000	4,491,715
Synchrony Financial, 2.6%, 1/15/2019	6,200,000	6,177,723
The Huntington National Bank, 2.2%, 11/6/2018	5,570,000	5,554,605
Turkiye Halk Bankasi AS, 144A, 4.75%, 6/4/2019	2,000,000	1,975,280
Turkiye Vakiflar Bankasi Tao, 144A, 5.0%, 10/31/2018	1,000,000	1,010,316
WEA Finance LLC, 144A, 1.75%, 9/15/2017	3,500,000	3,469,970
Woori Bank Co., Ltd., 144A, 2.875%, 10/2/2018	3,000,000	3,040,380
		119,136,326
Health Care 0.6%
Actavis Funding SCS, 2.35%, 3/12/2018	5,245,000	5,250,465
Baxalta, Inc., 144A, 2.875%, 6/23/2020	4,000,000	3,950,360
Laboratory Corp. of America Holdings, 2.2%, 8/23/2017	1,885,000	1,891,637
Mallinckrodt International Finance SA, 3.5%, 4/15/2018	430,000	408,500
		11,500,962
Industrials 0.6%
Harris Corp., 2.7%, 4/27/2020	570,000	559,208
Mersin Uluslararasi Liman Isletmeciligi AS, 144A, 5.875%, 8/12/2020	3,500,000	3,580,780
Penske Truck Leasing Co. LP, 144A, 3.75%, 5/11/2017	7,250,000	7,396,342
		11,536,330
Information Technology 0.4%
Arrow Electronics, Inc., 3.0%, 3/1/2018	3,000,000	2,997,585
Seagate HDD Cayman, 3.75%, 11/15/2018	500,000	496,250
Xerox Corp., 6.4%, 3/15/2016	3,000,000	3,027,639
		6,521,474
Materials 1.0%
Airgas, Inc., 2.95%, 6/15/2016	1,830,000	1,840,327
Anglo American Capital PLC, 144A, 2.625%, 9/27/2017	2,180,000	1,907,500
Celulosa Arauco y Constitucion SA, 7.25%, 7/29/2019	2,500,000	2,805,387
Freeport-McMoRan, Inc., 2.375%, 3/15/2018	1,455,000	1,134,900
Glencore Finance Canada Ltd., 144A, 2.7%, 10/25/2017	2,400,000	2,196,000
Glencore Funding LLC, 144A, 2.5%, 1/15/2019	1,660,000	1,386,100
Goldcorp, Inc., 2.125%, 3/15/2018	1,490,000	1,444,029
Inversiones CMPC SA, 144A, 6.125%, 11/5/2019	2,000,000	2,137,340
Rio Tinto Finance (U.S.A.) PLC, 2.25%, 12/14/2018	1,720,000	1,677,107
Teck Resources Ltd., 3.0%, 3/1/2019	1,760,000	1,091,200
		17,619,890
Telecommunication Services 0.5%
AT&T, Inc., 2.45%, 6/30/2020	8,310,000	8,183,887
CC Holdings GS V LLC, 2.381%, 12/15/2017	1,000,000	1,001,100
		9,184,987
Utilities 0.6%
Exelon Corp., 2.85%, 6/15/2020	3,460,000	3,441,084
Exelon Generation Co., LLC, 2.95%, 1/15/2020	3,000,000	2,989,212
FirstEnergy Corp., Series A, 2.75%, 3/15/2018	2,025,000	2,034,216
Israel Electric Corp., Ltd., 144A, 5.625%, 6/21/2018	3,000,000	3,159,240
		11,623,752
Total Corporate Bonds (Cost $258,592,567)		256,437,261

Mortgage-Backed Securities Pass-Throughs 7.2%
Federal Home Loan Mortgage Corp.:
2.533%, 6/1/2042	26,489,895	27,142,164
2.101%, 5/1/2042	13,406,004	13,855,266
2.272%, 10/1/2043	14,167,127	14,585,263
Federal National Mortgage Association:
3.0%,with various maturities from 5/1/2027 until 6/1/2027	23,226,299	24,055,577
2.526%, 9/1/2042	16,218,199	16,530,358
2.672%, 5/1/2045	9,746,298	9,988,620
2.51%, 9/1/2039	10,314,308	10,917,907
2.542%, 7/1/2042	14,813,019	15,292,063
Total Mortgage-Backed Securities Pass-Throughs (Cost $133,162,841)		132,367,218

Asset-Backed 5.3%
Automobile Receivables 2.4%
AmeriCredit Automobile Receivables Trust:
"A3", Series 2014-1, 0.9%, 2/8/2019	3,848,800	3,839,250
"A3", Series 2014-3, 1.15%, 6/10/2019	4,925,000	4,907,152
"B", Series 2012-4, 1.31%, 11/8/2017	831,437	831,460
"C", Series 2014-2, 2.18%, 6/8/2020	4,000,000	3,988,756
"D", Series 2012-5, 2.35%, 12/10/2018	5,000,000	5,023,189
"D", Series 2013-2, 2.42%, 5/8/2019	12,000,000	12,032,860
Avis Budget Rental Car Funding AESOP LLC, "B", Series 2014-2A, 144A, 3.29%, 2/20/2021	1,500,000	1,491,078
CPS Auto Receivables Trust, "D", Series 2014-D, 144A, 5.33%, 11/16/2020	1,300,000	1,266,762
Ford Credit Auto Owner Trust, "A", Series 2014-1, 144A, 2.26%, 11/15/2025	4,000,000	4,032,267
Skopos Auto Receivables Trust:
"A", Series 2015-1A, 144A, 3.1%, 12/15/2023	5,937,350	5,910,808
"A", Series 2015-2A, 144A, 3.55%, 2/15/2020	2,428,719	2,424,992
		45,748,574
Credit Card Receivables 0.1%
Citi Holdings Liquidating Unrated Performing Assets, "A", Series 2013-VM, 144A, 3.326%, 8/15/2020	968,706	971,069
Miscellaneous 2.6%
A Voce CLO Ltd., "A1B", Series 2014-1A, 144A, 1.749%*, 7/15/2026	1,690,000	1,655,676
Domino's Pizza Master Issuer LLC, "A2I", Series 2015-1A, 144A, 3.484%, 10/25/2045	8,000,000	7,840,000
Dryden XXXI Senior Loan Fund, "B", Series 2014-31A, 144A, 2.187%*, 4/18/2026	1,000,000	966,756
Hewett's Island CLO Ltd., "A", Series 2007-1RA, 144A, 0.714%*, 11/12/2019	1,256,070	1,244,042
Madison Park Funding XII Ltd., "A", Series 2014-12A, 144A, 1.787%*, 7/20/2026	5,000,000	4,960,430
North End CLO Ltd., "A", Series 2013-1A, 144A, 1.439%*, 7/17/2025	5,000,000	4,891,855
Oak Hill Credit Partners X Ltd., "A", Series 2014-10A, 144A, 1.757%*, 7/20/2026	1,150,000	1,138,659
Octagon Investment Partners XVI Ltd., "B1", Series 2013-1A, 144A, 1.889%*, 7/17/2025	4,000,000	3,805,264
Octagon Investment Partners XXI Ltd., "A1A", Series 2014-1A, 144A, 1.779%*, 11/14/2026	2,000,000	1,976,842
Treman Park CLO LLC, "A", Series 2015-1A, 144A, 1.789%*, 4/20/2027	2,500,000	2,476,270
Venture XVI CLO Ltd., "A1L", Series 2014-16A, 144A, 1.789%*, 4/15/2026	5,000,000	4,948,115
Voya CLO Ltd.:
"A1", Series 2014-2A, 144A, 1.739%*, 7/17/2026	3,000,000	2,969,973
"A1", Series 2015-1A, 144A, 1.76%*, 4/18/2027	4,170,000	4,124,138
"A2", Series 2014-2A, 144A, 2.289%*, 7/17/2026	5,000,000	4,831,995
		47,830,015
Student Loans 0.2%
SLM Student Loan Trust, "A4", Series 2008-5, 2.02%*, 7/25/2023	4,000,000	4,023,611
Total Asset-Backed (Cost $99,283,176)		98,573,269

Commercial Mortgage-Backed Securities 5.0%
BAMLL Re-REMIC Trust, "A3B", Series 2011-07C1, 144A, 5.383%, 12/15/2016	13,000,000	13,225,894
Banc of America Commercial Mortgage Trust, "AM", Series 2006-3, 6.044%*, 7/10/2044	3,125,000	3,156,124
CD Commercial Mortgage Trust, "A4", Series 2007-CD5, 5.886%, 11/15/2044	1,091,707	1,132,110
Citigroup Commercial Mortgage Trust:
"A4", Series 2006-C5, 5.431%, 10/15/2049	2,975,181	3,015,018
"A1A", Series 2007-C6, 5.898%*, 12/10/2049	1,356,931	1,405,500
"A4", Series 2007-C6, 5.898%*, 12/10/2049	1,892,000	1,955,130
"A4", Series 2008-C7, 6.345%*, 12/10/2049	1,112,162	1,169,388
Commercial Mortgage Trust, "A4", Series 2007-C9, 5.989%*, 12/10/2049	2,758,542	2,861,361
Credit Suisse Commercial Mortgage Trust:
"A3", Series 2006-C5, 5.311%, 12/15/2039	564,433	570,341
"A1A", Series 2007-C1, 5.361%, 2/15/2040	2,690,802	2,764,082
CSMC Trust, "A", Series 2014-TIKI, 144A, 1.281%*, 9/15/2038	2,000,000	1,987,637
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.331%*, 3/15/2018	880,000	878,416
GS Mortgage Securities Trust, "A1A", Series 2007-GG10, 5.988%*, 8/10/2045	1,203,962	1,251,919
Hilton U.S.A. Trust:
"CFL", Series 2013-HLF, 144A, 2.169%*, 11/5/2030	942,983	938,261
"DFL", Series 2013-HLF, 144A, 3.019%*, 11/5/2030	3,699,395	3,699,705
JPMorgan Chase Commercial Mortgage Securities Corp.:
"H", Series 2006-FL2A, 144A, 0.831%*, 11/15/2018	1,673,707	1,657,156
"D", Series 2015-SGP, 144A, 4.831%*, 7/15/2036	3,000,000	2,999,577
"B", Series 2005-LDP4, 5.129%, 10/15/2042	3,858,513	3,840,377
"A3", Series 2006-LDP9, 5.336%, 5/15/2047	7,492,219	7,630,720
"A3", Series 2007-LDPX, 5.42%, 1/15/2049	4,702,043	4,798,926
"A1A", Series 2007-CB18, 5.431%, 6/12/2047	1,284,627	1,313,308
"A4", Series 2007-CB18, 5.44%, 6/12/2047	7,613,655	7,796,390
LB Commercial Mortgage Trust:
"A4B", Series 2007-C3, 5.517%, 7/15/2044	956,988	992,913
"J", Series 1998-C4, 144A, 5.6%, 10/15/2035	3,555,000	3,692,752
Merrill Lynch Mortgage Trust, "A4", Series 2007-C1, 6.032%*, 6/12/2050	2,500,000	2,579,551
ML-CFC Commercial Mortgage Trust, "A4", Series 2007-7, 5.81%*, 6/12/2050	4,115,582	4,270,932
Morgan Stanley Capital I Trust:
"A4", Series 2007-IQ16, 5.809%, 12/12/2049	1,105,005	1,154,286
"E", Series 2005-IQ10, 144A, 6.296%*, 9/15/2042	3,000,000	2,859,757
Morgan Stanley Re-REMIC Trust, "A4A", Series 2010-GG10, 144A, 5.988%*, 8/15/2045	7,497,138	7,693,513
Total Commercial Mortgage-Backed Securities (Cost $93,932,547)		93,291,044

Collateralized Mortgage Obligations 0.7%
Federal National Mortgage Association:
"FB", Series 1996-44, 1.222%*, 9/25/2023	100,378	101,868
"CB", Series 2007-5, 4.25%, 2/25/2037	10,028,768	10,677,411
Freddie Mac Structured Agency Credit Risk Debt Notes, "M2", Series 2015-DNA3, 3.071%*, 4/25/2028	2,500,000	2,495,049
Total Collateralized Mortgage Obligations (Cost $13,412,832)		13,274,328

Government & Agency Obligations 50.5%
Other Government Related (a) 0.3%
Asian Development Bank, 1.125%, 3/15/2017	2,000,000	2,002,870
Fondo MIVIVIENDA SA, 144A, 3.375%, 4/2/2019	2,950,000	2,942,625
		4,945,495
Sovereign Bonds 0.2%
Province of British Columbia, Canada, 1.2%, 4/25/2017	2,855,000	2,857,929
Republic of Croatia, 144A, 6.25%, 4/27/2017	1,000,000	1,036,028
		3,893,957
U.S. Treasury Obligations 50.0%
U.S. Treasury Floating Rate Notes:
0.313%*, 10/31/2016 (b)	52,000,000	51,991,524
0.337%*, 7/31/2017	5,000,000	4,991,920
0.344%*, 1/31/2017 (b)	37,000,000	36,997,595
0.428%*, 10/31/2017 (b)	205,000,000	204,813,040
U.S. Treasury Inflation-Indexed Notes:
0.125%, 4/15/2017	36,650,600	36,577,592
0.125%, 4/15/2018	41,156,000	41,076,693
0.125%, 4/15/2019	30,450,900	30,272,092
U.S. Treasury Notes:
0.625%, 5/31/2017	4,300,000	4,281,020
0.875%, 6/15/2017	33,000,000	32,963,898
0.875%, 11/30/2017 (c)	203,000,000	202,413,127
1.0%, 8/31/2016 (d)	15,000,000	15,030,465
1.0%, 12/15/2017	5,100,000	5,093,028
1.25%, 12/15/2018	200,000,000	199,578,200
1.625%, 11/30/2020	62,000,000	61,631,844
		927,712,038
Total Government & Agency Obligations (Cost $937,424,450)		936,551,490

Loan Participations and Assignments 1.8%
Senior Loans*
Advantage Sales & Marketing, Inc., First Lien Term Loan, 4.25%, 7/23/2021	247,494	238,694
Albertson's LLC, Term Loan B2, 5.5%, 3/21/2019	493,772	492,846
Alere, Inc., Term Loan B, 4.25%, 6/18/2022	231,816	230,247
Alkermes, Inc., Term Loan, 3.5%, 9/18/2019	480,051	479,051
AmWINS Group LLC, Term Loan, 5.25%, 9/6/2019	970,033	969,306
Astoria Energy LLC, Term Loan B, 5.0%, 12/24/2021	475,836	469,093
Asurion LLC:
Term Loan B1, 5.0%, 5/24/2019	344,974	324,169
Term Loan B4, 5.0%, 8/4/2022	497,500	456,207
Avaya, Inc., Term Loan B7, 6.25%, 5/29/2020	346,700	243,267
BATS Global Markets, Inc., Term Loan B2, 5.75%, 1/31/2020	427,270	428,695
Bombardier Recreational Products, Inc., Term Loan B, 3.75%, 1/30/2019	754,286	748,361
Brickman Group Ltd. LLC, First Lien Term Loan, 4.0%, 12/18/2020	984,962	956,704
Burlington Coat Factory Warehouse Corp., Term Loan B3, 4.25%, 8/13/2021	465,417	460,762
Calceus Acquisition, Inc., Term Loan, 5.0%, 1/31/2020	496,193	444,093
California Pizza Kitchen, Inc., Term Loan, 5.251%, 3/29/2018	485,169	450,601
Calpine Corp., Term Loan B5, 3.5%, 5/27/2022	497,500	475,734
Capital Automotive LP, Term Loan B, 4.0%, 4/10/2019	366,264	366,493
CPI Acquisition, Inc., Term Loan B, 5.5%, 8/17/2022	359,195	355,830
Crosby U.S. Acquisition Corp., First Lien Term Loan, 4.0%, 11/23/2020	248,731	196,497
Crossmark Holdings, Inc., First Lien Term Loan, 4.5%, 12/20/2019	485,000	359,708
DTZ U.S. Borrower LLC, First Lien Term Loan, 4.252%, 11/4/2021	995,000	972,613
Duff & Phelps Investment Management Co., Term Loan B, 4.75%, 4/23/2020	487,508	478,165
Energy Transfer Equity LP, Term Loan, 3.25%, 12/2/2019	500,000	451,965
FTS International, Inc., Term Loan B, 5.75%, 4/16/2021	436,364	126,109
Global Tel*Link Corp., First Lien Term Loan, 5.0%, 5/22/2020	400,302	294,472
Greenway Medical Technologies, Inc., First Lien Term Loan, 6.0%, 11/4/2020	490,000	463,050
Hargray Communications Group, Inc., Term Loan B, 5.25%, 6/26/2019	493,966	492,731
Hertz Corp., Term Loan B, 3.75%, 3/11/2018	494,898	494,465
Houston Fuel Oil Co., LLC, Term Loan B, 4.25%, 8/19/2021	247,494	230,169
Hudson's Bay Co., Term Loan B, 4.75%, 9/30/2022	230,415	229,868
IG Investment Holdings LLC, Term Loan B, 6.0%, 10/29/2021	494,898	492,629
Ineos U.S. Finance LLC, 6 year Term Loan, 3.75%, 5/4/2018	596,733	583,056
ION Media Networks, Inc., Term Loan B, 4.75%, 12/18/2020	491,287	485,146
IQOR U.S., Inc., Term Loan B, 6.0%, 4/1/2021	478,075	384,052
Jeld-Wen, Inc.:
Term Loan, 4.75%, 7/1/2022	498,750	491,580
Term Loan B, 5.25%, 10/15/2021	243,169	241,447
Koppers Holdings, Inc., Term Loan, 3.687%, 8/15/2019	472,973	444,595
Lands' End, Inc., Term Loan B, 4.25%, 4/4/2021	491,250	424,931
Lineage Logistics Holdings LLC, Term Loan, 4.5%, 4/7/2021	491,250	449,494
LPL Holdings, Inc., Term Loan B, 4.75%, 11/9/2022	500,000	500,625
MacDermid, Inc., First Lien Term Loan, 5.5%, 6/7/2020	492,399	478,553
Mitel U.S. Holdings, Inc., Term Loan, 5.5%, 4/29/2022	497,500	492,734
Moneygram International, Inc., Term Loan B, 4.25%, 3/27/2020	243,706	223,600
Monitronics International, Inc., Term Loan B1, 4.5%, 4/2/2022	496,250	473,919
NEP/NCP Holdco, Inc., Term Loan, 4.25%, 1/22/2020	491,269	463,021
NPC International, Inc., Term Loan B, 4.75%, 12/28/2018	481,250	476,637
NTELOS, Inc., Term Loan B, 5.75%, 11/9/2019	244,937	243,406
Oberthur Technologies of America Corp., Term Loan B2, 4.5%, 10/18/2019	490,000	485,355
Oxbow Carbon LLC, Term Loan B, 4.25%, 7/19/2019	221,519	208,228
P2 Upstream Acquisition Co., First Lien Term Loan, 5.0%, 10/30/2020	245,625	223,519
Payless, Inc., First Lien Term Loan, 5.0%, 3/11/2021	835,294	489,691
Petco Animal Supplies, Inc., Term Loan, 4.0%, 11/24/2017	482,176	481,528
Portillo's Holdings LLC, First Lien Term Loan, 4.75%, 8/2/2021	493,750	481,406
Quikrete Holdings, Inc., First Lien Term Loan, 4.0%, 9/28/2020	472,673	468,168
Regit Eins GmbH, First Lien Term Loan, 6.0%, 1/8/2021	493,750	488,968
Rexnord LLC, First Lien Term Loan B, 4.0%, 8/21/2020	407,531	396,071
SBA Senior Finance II LLC, Term Loan B, 3.25%, 6/10/2022	497,500	486,694
Serena Software, Inc., Term Loan, 7.5%, 4/14/2020	467,281	446,253
Stardust Finance Holdings, Inc., Term Loan, 10.5%, 3/13/2023	500,000	482,500
Steak N' Shake Operations, Inc., Term Loan, 4.75%, 3/19/2021	482,670	481,464
Sybil Software LLC, Term Loan B, 4.25%, 3/20/2020	318,036	316,048
The Men's Wearhouse, Inc., Term Loan, 5.0%, 6/18/2021	500,000	426,250
Toys 'R' Us-Delaware, Inc., Term Loan B4, 9.75%, 4/24/2020	597,280	434,524
TransDigm, Inc., Term Loan E, 3.5%, 5/14/2022	992,861	963,963
TricorBraun, Inc., Term Loan B, 4.0%, 5/3/2018	435,520	430,076
U.S. Airways Group, Inc., Term Loan B1, 3.5%, 5/23/2019	490,000	485,867
USS Parent Holding Corp.:
Term Delay Draw, 7.25%, 8/5/2021	46,147	45,801
Term Loan B, 7.25%, 8/5/2021	701,546	696,285
ViaWest, Inc., Term Loan B, 4.5%, 3/11/2022	497,500	490,351
WireCo WorldGroup, Inc., Term Loan, 6.0%, 2/15/2017	942,379	910,574
Zayo Group LLC, Term Loan B, 3.75%, 5/6/2021	982,409	968,370
Ziggo Financing Partnership:
Term Loan B1, 3.5%, 1/15/2022	369,787	359,849
Term Loan B2A, 3.5%, 1/15/2022	238,298	231,894
Term Loan B3, 3.5%, 1/15/2022	391,915	381,383
Total Loan Participations and Assignments (Cost $35,521,057)		33,490,470

Short-Term U.S. Treasury Obligations 7.9%
U.S. Treasury Bills:
0.215%**, 2/11/2016 (e)	12,452,000	12,450,269
0.325%**, 7/21/2016 (b)	8,000,000	7,977,464
0.42%**, 6/2/2016 (e)	942,000	940,301
0.5%**, 6/9/2016	40,000,000	39,911,111
0.545%**, 11/10/2016 (b)	75,000,000	74,643,479
0.595%**, 12/8/2016	10,000,000	9,943,523
Total Short-Term U.S. Treasury Obligations (Cost $145,872,951)		145,866,147

	Contracts	Value ($)

Call Options Purchased 0.1%
Options on Exchange-Traded Futures Contracts
Crude Oil Futures, Expiration Date 11/15/2017, Strike Price $62.0	200	566,000
Crude Oil Futures, Expiration Date 11/15/2017, Strike Price $65.0	500	1,165,000
Crude Oil Futures, Expiration Date 11/15/2017, Strike Price $82.0	200	174,000
Crude Oil Futures, Expiration Date 11/15/2017, Strike Price $85.0	500	375,000
Total Call Options Purchased (Cost $2,756,404)		2,280,000

	Shares	Value ($)

Securities Lending Collateral 9.6%
Daily Assets Fund, 0.36% (f) (g) (Cost $178,281,250)	178,281,250	178,281,250

Cash Equivalents 6.8%
Central Cash Management Fund, 0.25% (f)	111,532,567	111,532,567
Deutsche Variable NAV Money Fund, 0.44% (f)	1,506,494	15,064,943
Total Cash Equivalents (Cost $126,599,016)		126,597,510

	% of Net Assets	Value ($)

Total Consolidated Investment Portfolio (Cost $2,024,839,091)†	108.8	2,017,009,987
Other Assets and Liabilities, Net	(8.8)	(163,589,365)
Net Assets	100.0	1,853,420,622

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2015.

** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $2,024,977,158. At December 31, 2015, net unrealized depreciation for all securities based on tax cost was $7,967,171. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,386,094 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,353,265.

(a) Government-backed debt issued by financial companies or government-sponsored enterprises.

(b) At December 31, 2015, this security has been pledged, in whole or in part, as collateral for open commodity-linked rate swap contracts.

(c) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2015 amounted to $174,494,075, which is 9.4% of net assets.

(d) At December 31, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(e) At December 31, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Included in the portfolio are investments in mortgage- or asset-backed securities, which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At December 31, 2015, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Aluminum Futures	USD	2/10/2016	145	5,472,844	(27,799)
Aluminum Futures	USD	3/16/2016	70	2,638,563	(68,897)
Soybean Meal Futures	USD	3/14/2016	338	8,973,900	(873,857)
Zinc Futures	USD	2/10/2016	250	10,019,938	41,384
Zinc Futures	USD	3/16/2016	70	2,815,750	176,540
Total net unrealized depreciation					(752,629)

At December 31, 2015, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
2 Year U.S. Treasury Note	USD	3/31/2016	1,200	260,681,251	288,624
Aluminum Futures	USD	2/10/2016	265	10,002,094	(57,576)
Aluminum Futures	USD	3/16/2016	70	2,638,563	(49,648)
Zinc Futures	USD	3/16/2016	70	2,815,750	(10,710)
Zinc Futures	USD	2/10/2016	140	5,611,165	3,040
Total net unrealized appreciation					173,730

At December 31, 2015, open written option contracts were as follows:

Options on Exchange-Traded Futures Contracts
	Contracts	Expiration Date	Strike Price ($)	Premiums Received ($)	Value ($) (h)
Call Options Crude Oil Futures	400	11/15/2017	72.0	594,456	(584,000)
Crude Oil Futures	1,000	11/15/2017	75.0	1,602,140	(1,240,001)
Total				2,196,596	(1,824,001)

(h) Unrealized appreciation on written options on exchange-traded futures contracts at December 31, 2015 was $372,595.

Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount	Option Expiration Date	Premiums Received ($)	Value ($) (i)
Call Options Receive Fixed — 5.132% – Pay Floating — 3-Month LIBOR	3/17/2016 3/17/2026	2,000,000[2]	3/15/2016	14,450	0
Receive Fixed — 5.132% – Pay Floating — 3-Month LIBOR	3/17/2016 3/17/2026	2,000,000[3]	3/15/2016	23,600	0
Total Call Options				38,050	0
Put Options Pay Fixed — 1.132% – Receive Floating — 3-Month LIBOR	3/17/2016 3/17/2026	2,000,000[2]	3/15/2016	14,450	(58)
Pay Fixed — 1.132% – Receive Floating — 3-Month LIBOR	3/17/2016 3/17/2026	2,000,000[3]	3/15/2016	5,100	(58)
Total Put Options				19,550	(116)
Total				57,600	(116)

(i) Unrealized appreciation on written options on interest rate swap contracts at December 31, 2015 was $57,484.

Each commodity-linked swap is a commitment to receive the total return of the specified commodity-linked index in exchange for a fixed financing rate. At December 31, 2015, open commodity-linked swap contracts were as follows:

Bilateral Swaps
Expiration Date	Notional Amount ($)	Pay/Receive Return of the Reference Index	Value ($) (j)
Long Positions
1/15/2016	30,540,000[4]	Barclays-Commodity Strategy 1500 Index	246,327
1/15/2016	33,190,000[4]	Barclays-Commodity Strategy 1500 Index	389,185
1/15/2016	19,950,000[4]	Barclays-Commodity Strategy 1610 Index	93,172
1/15/2016	21,670,000[4]	Barclays-Commodity Strategy 1610 Index	(69,244)
1/15/2016	50,490,000[5]	Bloomberg Commodity Index 3 Month Forward	199,266
1/15/2016	17,260,000[6]	Bloomberg Commodity Index 3 Month Forward	68,459
1/15/2016	8,140,000[3]	Bloomberg Commodity Index 3 Month Forward	32,205
1/15/2016	33,660,000[7]	Bloomberg Commodity Index 3 Month Forward	132,513
1/15/2016	84,150,000[8]	Bloomberg Commodity Index 3 Month Forward	334,180
1/15/2016	50,490,000[9]	Bloomberg Commodity Index 3 Month Forward	200,011
1/15/2016	16,830,000[10]	Bloomberg Commodity Index 3 Month Forward	66,588
1/15/2016	75,730,000[11]	Bloomberg Commodity Index 3 Month Forward	301,114
1/15/2016	80,600,000[1]	Bloomberg Commodity Index 3 Month Forward	319,289
1/15/2016	73,130,000[12]	Bloomberg Commodity Index 3 Month Forward	290,416
1/15/2016	14,840,000[3]	Bloomberg Commodity Index 3 Month Forward	185,114
1/15/2016	87,580,000[1]	Bloomberg Commodity Index 3 Month Forward	1,092,854
1/15/2016	102,480,000[12]	Bloomberg Commodity Index 3 Month Forward	1,279,677
1/15/2016	27,900,000[6]	Bloomberg Commodity Index 3 Month Forward	348,267
1/15/2016	82,290,000[11]	Bloomberg Commodity Index 3 Month Forward	1,027,922
1/15/2016	36,570,000[5]	Bloomberg Commodity Index 3 Month Forward	455,853
1/15/2016	27,430,000[7]	Bloomberg Commodity Index 3 Month Forward	341,682
1/15/2016	18,290,000[10]	Bloomberg Commodity Index 3 Month Forward	228,149
1/15/2016	54,860,000[9]	Bloomberg Commodity Index 3 Month Forward	684,562
1/15/2016	82,290,000[8]	Bloomberg Commodity Index 3 Month Forward	1,027,562
1/15/2016	109,720,000[13]	Bloomberg Commodity Index 3 Month Forward	1,370,084
1/15/2016	59,050,000[13]	Bloomberg Composite Crude Oil Subindex	(6,490)
1/15/2016	12,770,000[13]	Bloomberg Heating Oil Subindex	(372,948)
1/15/2016	118,080,000[3]	BNP Paribas 03 Alpha Index	(539,069)
1/15/2016	104,030,000[3]	BNP Paribas 03 Alpha Index	(845,767)
1/15/2016	11,970,000[1]	Citi Commodities Term Structure Alpha II BCOM Capped	220,608
1/15/2016	13,000,000[1]	Citi Commodities Term Structure Alpha II BCOM Capped	148,425
1/15/2016	99,120,000[1]	Citi CUBES Dow Jones-UBS Weighted Index	(122,390)
1/20/2016	9,000,000[12]	JPMorgan Ex-Front Month Lean Hogs Excess Return Index	(542,669)
1/15/2016	8,940,000[12]	JPMorgan Ranked Alpha Basket Index	(44,922)
1/15/2016	6,940,000[12]	JPMorgan Ranked Alpha Basket Index	(62,473)
1/15/2016	8,940,000[12]	JPMorgan Seasonal Spread Explorer	(24,710)
1/15/2016	6,940,000[12]	JPMorgan Seasonal Spread Explorer	(21,424)
1/15/2016	7,980,000[6]	Merrill Lynch Commodity Index eXtra ADLS Modifies Excess Return Index	(16,711)
1/15/2016	8,670,000[6]	Merrill Lynch Commodity Index eXtra ADLS Modifies Excess Return Index	(60,365)
1/15/2016	25,240,000[14]	Modified Strategy D177 on the Bloomberg Commodity Index	85,224
1/15/2016	27,430,000[14]	Modified Strategy D177 on the Bloomberg Commodity Index	288,307
1/15/2016	16,830,000[15]	Societe Generale Commodity Index	128,143
1/15/2016	27,430,000[15]	Societe Generale Commodity Index	519,783
1/15/2016	140,690,000[13]	UBS Custom Commodity Index	(67,580)
Short Positions
1/15/2016	24,650,000[13]	Bloomberg Aluminum Subindex 3 Month Forward	(317,357)
1/15/2016	15,460,000[13]	Bloomberg Corn Subindex	460,081
1/15/2016	16,950,000[13]	Bloomberg Gold Subindex	261,441
1/15/2016	14,740,000[13]	Bloomberg Wheat Subindex	411,726
1/15/2016	29,520,000[3]	Bloomberg Commodity Index	(226,396)
1/15/2016	95,360,000[13]	Bloomberg Commodity Index	(1,827,790)
1/15/2016	59,840,000[11]	Bloomberg Commodity Index	(457,456)
1/15/2016	67,020,000[12]	Bloomberg Commodity Index	(512,344)
1/15/2016	7,980,000[1]	Bloomberg Commodity Index	(61,004)
1/15/2016	8,670,000[1]	Bloomberg Commodity Index	(166,066)
1/15/2016	52,020,000[12]	Bloomberg Commodity Index	(996,399)
1/15/2016	69,350,000[11]	Bloomberg Commodity Index	(1,328,340)
1/15/2016	26,010,000[3]	Bloomberg Commodity Index	(498,768)
1/20/2016	9,000,000[12]	Bloomberg Commodity Index Lean Hog Subindex	398,146
10/3/2016	10,248,160[12]	Bloomberg Soybean Meal Subindex 1 Month Forward	1,238,695
Total net unrealized appreciation			5,686,348

(j) There are no upfront payments on the commodity-linked swaps listed above, therefore unrealized appreciation (depreciation) is equal to their value.

At December 31, 2015, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation ($)
3/16/2016 3/16/2020	37,000,000	Fixed — 2.0%	Floating — 3-Month LIBOR	(480,527)	82,401
3/16/2016 3/16/2018	70,000,000	Fixed — 1.5%	Floating — 3-Month LIBOR	(298,368)	95,878
Total unrealized appreciation					178,279

Counterparties:

1 Citigroup, Inc.

2 Nomura International PLC

3 BNP Paribas

4 Barclays Bank PLC

5 Canadian Imperial Bank of Commerce

6 Bank of America

7 Royal Bank of Canada

8 Wells Fargo Bank NA

9 Morgan Stanley

10 Credit Suisse

11 Macquarie Bank Ltd.

12 JPMorgan Chase Securities, Inc.

13 UBS AG

14 Goldman Sachs & Co.

15 Societe Generale

LIBOR: London Interbank Offered Rate; 3 Month LIBOR rate at December 31, 2015 is 0.61%.

For information on the Fund's policy and additional disclosures regarding futures contracts, commodity-linked swap contracts, interest rate swap contracts and written and purchased option contracts, please refer to Note B in the accompanying Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (k)
Corporate Bonds	$ —	$ 256,437,261	$ —	$ 256,437,261
Mortgage-Backed Securities Pass-Throughs	—	132,367,218	—	132,367,218
Asset-Backed	—	98,573,269	—	98,573,269
Commercial Mortgage-Backed Securities	—	93,291,044	—	93,291,044
Collateralized Mortgage Obligation	—	13,274,328	—	13,274,328
Government & Agency Obligations	—	936,551,490	—	936,551,490
Loan Participations and Assignments	—	31,139,681	2,350,789	33,490,470
Short-Term U.S. Treasury Obligations	—	145,866,147	—	145,866,147
Short-Term Investments (k)	304,878,760	—	—	304,878,760
Derivatives (l)
Purchased Options	2,280,000	—	—	2,280,000
Futures Contracts	509,588	—	—	509,588
Commodity-Linked Swap Contracts	—	14,875,030	—	14,875,030
Interest Rate Swap Contracts	—	178,279	—	178,279
Total	$ 307,668,348	$ 1,722,553,747	$ 2,350,789	$ 2,032,572,884
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (l)
Futures Contracts	$ (1,088,487)	$ —	$ —	$ (1,088,487)
Written Options	(1,824,001)	(116)	—	(1,824,117)
Commodity-Linked Swap Contracts	—	(9,188,682)	—	(9,188,682)
Total	$ (2,912,488)	$ (9,188,798)	$ —	$ (12,101,286)

During the year ended December 31, 2015, the amount of transfers between Level 2 and Level 3 was $1,409,288. The investments were transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.

During the year ended December 31, 2015, the amount of transfers between Level 3 and Level 2 was $1,461,480. The investments were transferred from Level 3 to Level 2 due to the availability of a pricing source supported by observable inputs.

Transfers between price levels are recognized at the beginning of the reporting period.

(k) See Consolidated Investment Portfolio for additional detailed categorizations.

(l) Derivatives include value of purchased options; unrealized appreciation (depreciation) on open futures contracts, commodity-linked swap contracts and interest rate swap contracts; and written options, at value.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities

as of December 31, 2015 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $1,719,958,825) — including $174,494,075 of securities loaned	$ 1,712,131,227
Investment in Daily Assets Fund (cost $178,281,250)*	178,281,250
Investment in affiliated Underlying Funds, at value (cost $126,599,016)	126,597,510
Total investments in securities, at value (cost $2,024,839,091)	2,017,009,987
Cash	3,450,484
Deposit with broker for futures contracts	432,080
Receivable for investments sold	1,755,028
Receivable for Fund shares sold	13,014,959
Interest receivable	3,945,536
Unrealized appreciation on bilateral swap contracts	14,875,030
Foreign taxes recoverable	8,223
Other assets	626,377
Total assets	$ 2,055,117,704
Liabilities
Payable upon return of securities loaned	178,281,250
Payable for investments purchased	3,252,658
Payable for Fund shares redeemed	7,534,087
Payable for variation margin on futures contracts	116,711
Payable for variation margin on centrally cleared swaps	71,360
Options written, at value (premiums received $2,254,196)	1,824,117
Unrealized depreciation on bilateral swap contracts	9,188,682
Accrued management fee	864,171
Accrued Trustees' fees	10,372
Other accrued expenses and payables	553,674
Total liabilities	201,697,082
Net assets, at value	$ 1,853,420,622

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities as of December 31, 2015 (Unaudited) (continued)
Net Assets Consist of
Undistributed net investment income	1,342,685
Net unrealized appreciation (depreciation) on: Investments	(7,829,104)
Swap contracts	5,864,627
Futures	(578,899)
Written options	430,079
Accumulated net realized gain (loss)	(323,344,938)
Paid-in capital	2,177,536,172
Net assets, at value	$ 1,853,420,622
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($113,821,942 ÷ 10,120,328 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.25
Maximum offering price per share (100 ÷ 94.25 of $11.25)	$ 11.94

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($12,946 ÷ 1,271 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 10.19

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($24,967,404 ÷ 2,446,827 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 10.20
Class S Net Asset Value, offering and redemption price(a) per share ($193,636,714 ÷ 17,010,157 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.38

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($1,520,981,616 ÷ 133,143,542 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 11.42

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Operations

for the six months ended December 31, 2015 (Unaudited)
Investment Income
Income: Interest	$ 6,320,842
Income distributions from affiliated Underlying Funds	91,369
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	11,899
Total income	6,424,110
Expenses: Management fee	3,756,228
Administration fee	405,651
Services to shareholders	468,523
Distribution and service fees	278,233
Custodian fee	79,867
Professional fees	71,660
Reports to shareholders	54,168
Registration fees	52,692
Trustees' fees and expenses	13,408
Other	25,036
Total expenses before expense reductions	5,205,466
Expense reductions	(299,477)
Total expenses after expense reductions	4,905,989
Net investment income (loss)	1,518,121
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(2,491,972)
Swap contracts	(105,779,352)
Futures	1,089,938
Foreign currency	(2,723)
(107,184,109)
Change in net unrealized appreciation (depreciation) on: Investments	(8,475,782)
Swap contracts	(8,178,670)
Unfunded loan commitments	(27)
Futures	(3,266,230)
Written options	374,703
Foreign currency	2,518
(19,543,488)
Net gain (loss)	(126,727,597)
Net increase (decrease) in net assets resulting from operations	$ (125,209,476)

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended December 31, 2015 (Unaudited)	Year Ended June 30, 2015

Operations: Net investment income (loss)	$ 1,518,121	$ 2,001,942
Net realized gain (loss)	(107,184,109)	(111,572,821)
Change in net unrealized appreciation (depreciation)	(19,543,488)	15,625,556
Net increase (decrease) in net assets resulting from operations	(125,209,476)	(93,945,323)
Distributions to shareholders from: Net investment income: Class A	(109,154)	(3,743,894)
Class B	—	(5,330)
Class C	—	(1,039,788)
Class S	(444,512)	(8,419,969)
Institutional Class	(1,072,330)	(8,866,979)
Total distributions	(1,625,996)	(22,075,960)
Fund share transactions: Proceeds from shares sold	1,524,820,775	601,823,860
Reinvestment of distributions	1,569,323	20,670,297
Payments for shares redeemed	(349,578,258)	(442,282,401)
Redemption fees	10,206	7,794
Net increase (decrease) in net assets from Fund share transactions	1,176,822,046	180,219,550
Increase (decrease) in net assets	1,049,986,574	64,198,267
Net assets at beginning of period	803,434,048	739,235,781
Net assets at end of period (including undistributed net investment income of $1,342,685 and $1,450,560, respectively)	$ 1,853,420,622	$ 803,434,048

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Highlights

Class A	Six Months Ended 12/31/15 (Unaudited)	Years Ended June 30,
		2015	2014	2013[d]	2012[d]	2011[d]
Selected Per Share Data
Net asset value, beginning of period	$ 13.42	$ 15.86	$ 14.95[d]	$ 16.25	$ 22.10	$ 17.20
Income (loss) from investment operations: Net investment income (loss)[a]	.01	.02	.04	.05	.00***	(.05)
Net realized and unrealized gain (loss)	(2.17)	(2.01)	.89	(1.00)	(2.60)	4.95
Total from investment operations	(2.16)	(1.99)	.93	(.95)	(2.60)	4.90
Less distributions from: Net investment income	(.01)	(.45)	(.02)	(.05)	(3.25)	—
Return of capital	—	—	—	(.30)	—	—
Total distributions	(.01)	(.45)	(.02)	(.35)	(3.25)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 11.25	$ 13.42	$ 15.86	$ 14.95	$ 16.25	$ 22.10
Total Return (%)[b]	(16.09)c**	(12.65)[c]	6.20	(6.14)	(13.24)	28.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	114	130	171	209	302	489
Ratio of expenses before expense reductions (%)	1.49*	1.52	1.50	1.46	1.51	1.50
Ratio of expenses after expense reductions (%)	1.42*	1.49	1.50	1.46	1.51	1.50
Ratio of net investment income (loss) (%)	.21*	.13	.27	.16	.09	(.17)
Portfolio turnover rate (%)	63**	95	93	71	98	116

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] On December 6, 2013, the Fund implemented a 1 for 5 reverse stock split. Net asset value and per share information through December 5, 2013 have been updated to reflect the effect of the split. Shareholders received one share for every 5 shares owned and net asset value per share increased correspondingly.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B	Six Months Ended 12/31/15 (Unaudited)	Years Ended June 30,
		2015	2014	2013[d]	2012[d]	2011[d]
Selected Per Share Data
Net asset value, beginning of period	$ 12.18	$ 14.45	$ 13.70[d]	$ 14.95	$ 20.45	$ 16.05
Income (loss) from investment operations: Net investment income (loss)[a]	(.03)	(.08)	(.08)	(.10)	(.15)	(.20)
Net realized and unrealized gain (loss)	(1.96)	(1.83)	.83	(.95)	(2.40)	4.60
Total from investment operations	(1.99)	(1.91)	.75	(1.05)	(2.55)	4.40
Less distributions from: Net investment income	—	(.36)	—	(.00)***	(2.95)	—
Return of capital	—	—	—	(.20)	—	—
Total distributions	—	(.36)	—	(.20)	(2.95)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 10.19	$ 12.18	$ 14.45	$ 13.70	$ 14.95	$ 20.45
Total Return (%)[b]	(16.34)c**	(13.34)[c]	5.47[c]	(7.09)[c]	(13.94)	27.41[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.01	.1	.3	1	3	7
Ratio of expenses before expense reductions (%)	2.87*	2.43	2.39	2.37	2.34	2.39
Ratio of expenses after expense reductions (%)	2.20*	2.24	2.28	2.35	2.34	2.35
Ratio of net investment income (loss) (%)	(.53)*	(.59)	(.55)	(.75)	(.74)	(1.09)
Portfolio turnover rate (%)	63**	95	93	71	98	116

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] On December 6, 2013, the Fund implemented a 1 for 5 reverse stock split. Net asset value and per share information through December 5, 2013 have been updated to reflect the effect of the split. Shareholders received one share for every 5 shares owned and net asset value per share increased correspondingly.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C	Six Months Ended 12/31/15 (Unaudited)	Years Ended June 30,
		2015	2014	2013[d]	2012[d]	2011[d]
Selected Per Share Data
Net asset value, beginning of period	$ 12.21	$ 14.48	$ 13.75[d]	$ 14.95	$ 20.50	$ 16.05
Income (loss) from investment operations: Net investment income (loss)[a]	(.03)	(.08)	(.07)	(.10)	(.10)	(.20)
Net realized and unrealized gain (loss)	(1.98)	(1.83)	.80	(.85)	(2.50)	4.65
Total from investment operations	(2.01)	(1.91)	.73	(.95)	(2.60)	4.45
Less distributions from: Net investment income	—	(.36)	—	(.05)	(2.95)	—
Return of capital	—	—	—	(.20)	—	—
Total distributions	—	(.36)	—	(.25)	(2.95)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 10.20	$ 12.21	$ 14.48	$ 13.75	$ 14.95	$ 20.50
Total Return (%)[b]	(16.46)c**	(13.30)[c]	5.31[c]	(6.68)	(14.13)	27.73
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	32	47	65	90	110
Ratio of expenses before expense reductions (%)	2.29*	2.29	2.28	2.26	2.26	2.26
Ratio of expenses after expense reductions (%)	2.17*	2.24	2.26	2.26	2.26	2.26
Ratio of net investment income (loss) (%)	(.54)*	(.61)	(.51)	(.64)	(.66)	(.92)
Portfolio turnover rate (%)	63**	95	93	71	98	116

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] On December 6, 2013, the Fund implemented a 1 for 5 reverse stock split. Net asset value and per share information through December 5, 2013 have been updated to reflect the effect of the split. Shareholders received one share for every 5 shares owned and net asset value per share increased correspondingly.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S	Six Months Ended 12/31/15 (Unaudited)	Years Ended June 30,
		2015	2014	2013[c]	2012[c]	2011[c]
Selected Per Share Data
Net asset value, beginning of period	$ 13.58	$ 16.05	$ 15.10[c]	$ 16.40	$ 22.35	$ 17.35
Income (loss) from investment operations: Net investment income (loss)[a]	.03	.04	.07	.05	.05	(.00)***
Net realized and unrealized gain (loss)	(2.21)	(2.03)	.91	(1.00)	(2.65)	5.00
Total from investment operations	(2.18)	(1.99)	.98	(.95)	(2.60)	5.00
Less distributions from: Net investment income	(.02)	(.48)	(.03)	(.05)	(3.35)	—
Return of capital	—	—	—	(.30)	—	—
Total distributions	(.02)	(.48)	(.03)	(.35)	(3.35)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 11.38	$ 13.58	$ 16.05	$ 15.10	$ 16.40	$ 22.35
Total Return (%)	(16.03)b**	(12.51)[b]	6.46	(5.92)	(13.23)	28.82
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	194	283	240	219	231	328
Ratio of expenses before expense reductions (%)	1.31*	1.30	1.30	1.29	1.32	1.26
Ratio of expenses after expense reductions (%)	1.23*	1.28	1.30	1.29	1.32	1.26
Ratio of net investment income (loss) (%)	.42*	.32	.47	.35	.28	.10
Portfolio turnover rate (%)	63**	95	93	71	98	116

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] On December 6, 2013, the Fund implemented a 1 for 5 reverse stock split. Net asset value and per share information through December 5, 2013 have been updated to reflect the effect of the split. Shareholders received one share for every 5 shares owned and net asset value per share increased correspondingly.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class	Six Months Ended 12/31/15 (Unaudited)	Years Ended June 30,
		2015	2014	2013[c]	2012[c]	2011[c]
Selected Per Share Data
Net asset value, beginning of period	$ 13.63	$ 16.10	$ 15.15[c]	$ 16.45	$ 22.40	$ 17.35
Income (loss) from investment operations: Net investment income (loss)[a]	.03	.06	.09	.10	.10	.05
Net realized and unrealized gain (loss)	(2.21)	(2.03)	.89	(1.00)	(2.70)	5.00
Total from investment operations	(2.18)	(1.97)	.98	(.90)	(2.60)	5.05
Less distributions from: Net investment income	(.03)	(.50)	(.03)	(.10)	(3.35)	—
Return of capital	—	—	—	(.30)	—	—
Total distributions	(.03)	(.50)	(.03)	(.40)	(3.35)	—
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 11.42	$ 13.63	$ 16.10	$ 15.15	$ 16.45	$ 22.40
Total Return (%)	(16.00)b**	(12.36)	6.48	(5.78)	(13.02)	29.11
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,521	358	281	300	289	320
Ratio of expenses before expense reductions (%)	1.15*	1.17	1.16	1.14	1.16	1.13
Ratio of expenses after expense reductions (%)	1.08*	1.17	1.16	1.14	1.16	1.13
Ratio of net investment income (loss) (%)	.46*	.44	.60	.51	.44	.19
Portfolio turnover rate (%)	63**	95	93	71	98	116

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] On December 6, 2013, the Fund implemented a 1 for 5 reverse stock split. Net asset value and per share information through December 5, 2013 have been updated to reflect the effect of the split. Shareholders received one share for every 5 shares owned and net asset value per share increased correspondingly.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Consolidated Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Enhanced Commodity Strategy Fund (the "Fund'') is a diversified series of Deutsche Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares are closed to new purchases, except exchanges and the reinvestment of dividends or other distributions. Class B shares were not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. On or about February 10, 2016, all remaining Class B shares will automatically convert to Class A shares. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.

Principles of Consolidation. The Fund invests indirectly in commodities markets through a wholly owned subsidiary, Cayman Commodity II, Ltd., organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary may invest in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of December 31, 2015, the Fund's investment in the Subsidiary was $364,775,102, representing 19.7% of the Fund's net assets. The Fund's Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary.

The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are generally categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Consolidated Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. As of period end, any securities on loan were collateralized by cash. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the period ended December 31, 2015, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.08% annualized effective rate as of December 31, 2015) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2015, the Fund had securities on loan, all of which were classified as U.S. Treasury Obligations in the Consolidated Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments but the Fund may also invest in Participations. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Income from certain commodity-linked derivatives does not constitute "qualifying income" to the Fund. Receipt of such income could cause the Fund to be subject to tax at the Fund level. The IRS has issued a private letter ruling to the Fund stating that such income earned through its wholly-owned Subsidiary constitutes qualifying income. The Fund is required to increase its taxable income by its share of the Subsidiary's income, including net gains from commodity-linked transactions. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income for future periods.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2015, the Fund had net tax basis capital loss carryforwards of approximately $216,092,000, including $194,919,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2016 ($6,708,000), June 30, 2017 ($102,120,000), June 30, 2018 ($77,996,000) and June 30, 2019 ($8,095,000), the respective expiration dates, whichever occurs first; and approximately $21,173,000 of post-enactment short-term losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of June 30, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's consolidated financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures and swap contracts and investment in the Subsidiary. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended December 31, 2015, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of the six months ended December 31, 2015 is included in a table following the Fund's Consolidated Investment Portfolio. For the six months ended December 31, 2015, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $107,000,000 to $245,000,000.

Commodity-Linked Swaps. Commodity-linked swap agreements involve a commitment to pay interest in exchange for a commodity-linked return based on a notional amount. To the extent the return of the reference commodity or commodity index underlying the commodity-linked swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. For the six months ended December 31, 2015, the Fund entered into commodity-linked swap agreements to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities.

A summary of the open commodity-linked swap contracts as of December 31, 2015 is included in a table following the Fund's Consolidated Investment Portfolio. For the six months ended December 31, 2015, the investment in long commodity-linked swap contracts had a total notional amount generally indicative of a range from $738,500,000 to $1,953,130,000, and the investment in short commodity-linked swap contracts had a total notional value generally indicative of a range from $193,100,000 to $506,818,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the six months ended December 31, 2015, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets and options on commodity futures contracts to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of open purchased option contracts as of December 31, 2015 is included in the Fund's Consolidated Investment Portfolio. A summary of open written option contracts is included in the table following the Fund's Consolidated Investment Portfolio. For the six months ended December 31, 2015, the investment in written option contracts had a total value generally indicative of a range from approximately $2,000 to $1,824,000, and purchased option contracts had a total value generally indicative of a range from $0 to approximately $2,280,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended December 31, 2015, the Fund entered into commodity futures contracts to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities and interest rate futures contracts to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Consolidated Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2015 is included in the table following the Fund's Consolidated Investment Portfolio. For the six months ended December 31, 2015, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $29,921,000 to $59,515,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $32,160,000 to $281,749,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2015 and the related location in the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Purchased Options	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$ —	$ 288,624	$ 178,279	$ 466,903
Commodity Contracts (a) (b)	2,280,000	220,964	14,875,030	17,375,994
	$ 2,280,000	$ 509,588	$ 15,053,309	$ 17,842,897

Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

(b) Investments in securities at value (includes purchased options) and unrealized appreciation on bilateral swap contracts

Liability Derivatives	Written Options	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (b)	$ (116)	$ —	$ —	$ (116)
Commodity Contracts (a) (b)	(1,824,001)	(1,088,487)	(9,188,682)	(12,101,170)
	$ (1,824,117)	$ (1,088,487)	$ (9,188,682)	$ (12,101,286)

Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:

(a) Includes cumulative depreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

(b) Written options, at value and unrealized depreciation on bilateral swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended December 31, 2015 and the related location on the accompanying Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$ 12,569	$ (2,417,969)	$ (2,405,400)
Commodity Contracts (a)	1,077,369	(103,361,383)	(102,284,014)
	$ 1,089,938	$ (105,779,352)	$ (104,689,414)
Each of the above derivatives is located in the following Consolidated Statement of Operations accounts: (a) Net realized gain (loss) from futures and swap contracts, respectively

Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ 2,108	$ 1,773,102	$ 239,801	$ 2,015,011
Commodity Contracts (a) (b)	(476,404)	372,595	(9,951,772)	(3,506,031)	(13,561,612)
	$ (476,404)	$ 374,703	$ (8,178,670)	$ (3,266,230)	$ (11,546,601)

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) from written options, swap contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on investments (includes purchased options)

As of December 31, 2015, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Consolidated Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received (a)	Cash Collateral Received	Net Amount of Derivative Assets
Bank of America	$ 416,726	$ (77,076)	$ —	$ —	$ 339,650
Barclays Bank PLC	728,684	(69,244)	—	—	659,440
BNP Paribas	217,319	(217,319)	—	—	—
Canadian Imperial Bank of Commerce	655,119	—	—	—	655,119
Citigroup, Inc.	1,781,176	(349,460)	—	—	1,431,716
Credit Suisse	294,737	—	—	—	294,737
Goldman Sachs & Co.	373,531	—	—	—	373,531
JPMorgan Chase Securities, Inc.	3,206,934	(2,204,941)	—	—	1,001,993
Macquarie Bank Ltd.	1,329,036	(1,329,036)	—	—	—
Morgan Stanley	884,573	—	—	—	884,573
Royal Bank of Canada	474,195	—	—	—	474,195
Societe Generale	647,926	—	—	—	647,926
UBS AG	2,503,332	(2,503,332)	—	—	—
Wells Fargo Bank NA	1,361,742	—	—	—	1,361,742
	$ 14,875,030	$ (6,750,408)	$ —	$ —	$ 8,124,622
Counterparty	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Bank of America	$ 77,076	$ (77,076)	$ —	$ —	$ —
Barclays Bank PLC	69,244	(69,244)	—	—	—
BNP Paribas	2,110,058	(217,319)	(1,892,739)	—	—
Citigroup, Inc.	349,460	(349,460)	—	—	—
JPMorgan Chase Securities, Inc.	2,204,941	(2,204,941)	—	—	—
Macquarie Bank Ltd.	1,785,796	(1,329,036)	(456,760)	—	—
Nomura International PLC	58	—	—	—	58
UBS AG	2,592,165	(2,503,332)	(88,833)	—	—
	$ 9,188,798	$ (6,750,408)	$ (2,438,332)	$ —	$ 58

(a) The actual collateral pledged may be more than the amount shown.

C. Purchases and Sales of Securities

During the six months ended December 31, 2015, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $785,278,141 and $196,080,121, respectively. Purchases and sales of U.S. Treasury obligations aggregated $589,253,371 and $274,872,916, respectively.

For the six months ended December 31, 2015, transactions for written options on futures and interest rate swap contracts were as follows:

	Contracts/ Contract Amount	Premiums
Outstanding, beginning of period	8,000,000	$ 57,600
Options written	1,400	2,196,596
Outstanding, end of period	8,001,400	$ 2,254,196

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.950%
Next $500 million of such net assets	.900%
Next $500 million of such net assets	.850%
Over $1.5 billion of such net assets	.825%

Accordingly, for the six months ended December 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.93% of the Fund's average daily net assets.

For the period from July 1, 2015 through October 31, 2015, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.48%
Class B	2.23%
Class C	2.23%
Class S	1.28%
Institutional Class	1.23%

Effective from November 1, 2015 through October 31, 2016, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.30%
Class B	2.05%
Class C	2.05%
Class S	1.10%
Institutional Class	.99%

For the six months ended December 31, 2015, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 42,902
Class B	199
Class C	16,793
Class S	96,340
Institutional Class	143,243
$ 299,477

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended December 31, 2015, the Administration Fee was $405,651, of which $109,806 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended December 31, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at December 31, 2015
Class A	$ 9,448	$ 3,259
Class B	177	84
Class C	1,841	673
Class S	9,713	3,788
Institutional Class	4,864	995
	$ 26,043	$ 8,799

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended December 31, 2015, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2015
Class B	$ 219	$ 14
Class C	105,330	16,184
	$ 105,549	$ 16,198

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B, and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended December 31, 2015, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at December 31, 2015	Annualized Rate
Class A	$ 137,533	$ 69,190.23%
Class B	73	24.25%
Class C	35,078	17,083.25%
	$ 172,684	$ 86,297

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended December 31, 2015 aggregated $7,418.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended December 31, 2015, the CDSC for the Fund's Class B and C shares was $70 and $1,906, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended December 31, 2015, DDI received $1,382 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended December 31, 2015, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under "Reports to shareholders" aggregated $11,123, of which $6,807 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2015.

F. Investing in Commodities-Related Investments

The Fund invests in commodity-linked derivative instruments such as commodity-linked swaps, structured notes and futures contracts that are designed to provide exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. The commodities-linked derivatives instruments in which the Fund invests are more volatile than many other types of securities and may subject the Fund to special risks that do not apply to all derivatives transactions. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables based upon changes in the value of commodities or the commodities markets. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. Also, a liquid secondary market may not exist for the types of commodity-linked derivative instruments the Fund buys, which may make it difficult for the Fund to sell them at an acceptable price.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended December 31, 2015		Year Ended June 30, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,776,673	$ 44,562,052	5,078,514	$ 69,596,881
Class B	—	—	268	3,331
Class C	394,948	4,232,447	614,163	7,701,593
Class S	7,353,117	88,365,377	19,948,927	282,147,740
Institutional Class	120,917,901	1,387,660,899	17,513,869	242,374,315
		$ 1,524,820,775		$ 601,823,860
Shares issued to shareholders in reinvestment of distributions
Class A	8,853	$ 103,655	260,908	$ 3,650,042
Class B	—	—	391	5,001
Class C	—	—	63,178	809,005
Class S	33,388	394,073	520,103	7,350,761
Institutional Class	91,497	1,071,595	625,507	8,855,488
		$ 1,569,323		$ 20,670,297
Shares redeemed
Class A	(3,389,158)	$ (39,991,382)	(6,393,542)	$ (91,799,897)
Class B	(6,986)	(75,247)	(16,035)	(209,973)
Class C	(569,565)	(6,088,013)	(1,309,932)	(16,820,011)
Class S	(11,243,740)	(134,326,133)	(14,543,423)	(202,454,195)
Institutional Class	(14,105,532)	(169,097,483)	(9,354,266)	(130,998,325)
		$ (349,578,258)		$ (442,282,401)
Redemption fees		$ 10,206		$ 7,794
Net increase (decrease)
Class A	396,368	$ 4,677,249	(1,054,120)	$ (18,551,379)
Class B	(6,986)	(75,247)	(15,376)	(201,641)
Class C	(174,617)	(1,855,508)	(632,591)	(8,309,357)
Class S	(3,857,235)	(45,562,431)	5,925,607	87,046,906
Institutional Class	106,903,866	1,219,637,983	8,785,110	120,235,021
		$ 1,176,822,046		$ 180,219,550

H. Transactions with Affiliates

The Underlying Deutsche Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Underlying Deutsche Funds for the six months ended December 31, 2015 is as follows:

Affiliate	Value ($) at 6/30/2015	Purchases Cost ($)	Sales Proceeds ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Value ($) at 12/31/2015
Deutsche Variable NAV Money Fund	15,044,636	21,813	—	—	23,538	15,064,943
Central Cash Management Fund	48,552,708	1,759,637,945	1,696,658,086	—	67,831	111,532,567
Total	63,597,344	1,759,659,758	1,696,658,086	—	91,369	126,597,510

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2015 to December 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2015 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 7/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/15	$ 839.10	$ 836.60	$ 835.40	$ 839.70	$ 840.00
Expenses Paid per $1,000*	$ 6.56	$ 10.16	$ 10.01	$ 5.69	$ 5.00
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 7/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/15	$ 1,018.00	$ 1,014.08	$ 1,014.23	$ 1,018.95	$ 1,019.71
Expenses Paid per $1,000*	$ 7.20	$ 11.14	$ 10.99	$ 6.24	$ 5.48

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
Deutsche Enhanced Commodity Strategy Fund	1.42%	2.20%	2.17%	1.23%	1.08%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Enhanced Commodity Strategy Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 1st quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2014.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM manages an institutional account comparable to the Fund, but Deutsche AWM does not manage any comparable Deutsche Europe funds. The Board took note of the differences in services provided to Deutsche Funds as compared to institutional accounts and that such differences made comparison difficult. The Board noted that, in connection with the 2011 contract renewal process, DIMA agreed to implement a new management fee breakpoint.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SKNRX	SKBRX	SKCRX	SKSRX	SKIRX
CUSIP Number	25159L 877	25159L 869	25159L 851	25159L 844	25159L 836
Fund Number	485	685	785	2085	817

Privacy Statement

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	DeAWM Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAWM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example. When you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 08/2015

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Enhanced Commodity Strategy Fund, a series of Deutsche Securities Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 29, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 29, 2016